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                                                                      Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Riviera Tool Company (the "Company") on Form 10-Q for the second quarter ended February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kenneth K. Rieth, Chief Executive Officer of the Company, and Peter Canepa, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Dated:   April 15, 2005

By: /s/ Kenneth K. Rieth
   ------------------------------
        Kenneth K. Rieth
        Chief Executive Officer

Dated:   April 15, 2005

By: /s/ Peter Canepa
   ------------------------------
         Peter Canepa
         Chief Financial Officer